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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 19, 2003
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                          dated as of September 1, 2003
                          providing for the issuance of

                                 $2,138,119,100

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-AR10

    Delaware                          333-103345                    94-2528990
(State or other                       (Commission                  (IRS Employer
jurisdiction of                      File Number)                 Identification
 Incorporation)                                                       Number)

                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (206) 377-8555


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Item 7. Financial Statements and Exhibits.

The following exhibit is filed herewith:

     99.1 Intex model (the "Intex Model") prepared by Greenwich Capital Markets, Inc. in connection with the Registrant's WaMu Mortgage Pass-Through Certificates, Series 2003-AR10 (the "Certificates"). The Intex Model allows prospective investors to generate hypothetical performance data with respect to the Certificates based on assumptions chosen by them regarding certain characteristics of the related mortgage loans. Access to the Intex Model can be obtained by contacting Rosa Hyun at Greenwich Capital Markets, Inc. at telephone number 212-618-2434.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2003

                                           WASHINGTON MUTUAL MORTGAGE SECURITIES
                                           CORP.
                                           (Registrant)


                                           By: /s/ David H. Zielke
                                               ---------------------------------
                                           David H. Zielke
                                           First Vice President and Counsel
                                           (Authorized Officer)


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